                                           REGISTRATION RIGHTS AGREEMENT

         REGISTRATION  RIGHTS AGREEMENT (this  "Agreement"),  dated as of March  ___, 2005 by and between AMERICANA
PUBLISHING,  INC.,  a Colorado  corporation,  with its  principal  office  located at 303 San Mateo NE, Suite 104A,
Albuquerque,  NM 87108 (the  "Company"),  and CORNELL CAPITAL  PARTNERS,  LP, a Delaware  limited  partnership (the
"Investor").

         WHEREAS:

         A.       In connection  with the Standby Equity  Distribution  Agreement by and between the parties hereto of even date herewith (the "Standby Equity  Distribution  Agreement"),  the Company has agreed,  upon the terms and subject to the  conditions of the Standby  Equity  Distribution  Agreement,  to issue and sell to the Investor that number of shares of the Company's  common stock,  par value US$0.001 per share (the "Common  Stock"),  which can be purchased  pursuant to the terms of the Standby Equity  Distribution  Agreement for an aggregate  purchase price of up to Ten  Million  U.S.  Dollars ($10,000,000).  Capitalized  terms not  defined  herein  shall  have the  meaning ascribed to them in the Standby Equity Distribution Agreement.

         B.       To induce the  Investor to execute and deliver the Standby  Equity  Distribution  Agreement,  the
Company has agreed to provide  certain  registration  rights under the Securities Act of 1933, as amended,  and the rules and regulations thereunder,  or any similar successor statute (collectively,  the "1933 Act"), and applicable state securities laws.

         NOW,  THEREFORE,  in  consideration  of the premises and the mutual  covenants  contained herein and other good and valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Company and the Investor hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

a.       "Person"  means  a  corporation,  a  limited  liability  company,  an  association,   a  partnership,   an
organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b.       "Register,"  "registered,"  and  "registration"  refer to a registration  effected by preparing and filing one or more  Registration  Statements (as defined  below) in compliance  with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any  successor  rule  providing  for offering  securities  on a continuous  or delayed  basis
("Rule 415"),  and the declaration or ordering of  effectiveness  of such  Registration  Statement(s) by the United
States Securities and Exchange Commission (the "SEC").

c.       "Registrable  Securities" means the Investor's  Shares and the Cornell Warrant Shares,  both as defined in the Standby Equity  Distribution  Agreement,  shares of Common Stock issuable to Investors  pursuant to the Standby
Equity  Distribution  Agreement  and the Warrant  Shares as defined in the  Promissory  Note of even date  herewith issued by the Company to Montgomery Equity Partners.

d.       "Registration  Statement"  means a registration  statement under the 1933 Act which covers the Registrable
Securities.

2.       REGISTRATION.

a.       Mandatory  Registration.  The Company  shall  prepare and file with the SEC,  within  sixty (60) days from the date hereof,  a  Registration  Statement on Form S-1, SB-2 or on such other form as is  available.  The Company shall use its best efforts to  diligently  and promptly  respond to, and clear,  any comments  received by the SEC.
The Company  shall cause such  Registration  Statement to be declared  effective by the SEC prior to the first sale to the Investor of the Company's Common Stock pursuant to the Standby Equity Distribution Agreement.

b.       Sufficient  Number  of  Shares  Registered.   In  the  event  the  number  of  shares  available  under  a
Registration  Statement filed pursuant to Section 2(a) is  insufficient to cover all of the Registrable  Securities which the Investor has purchased  pursuant to the Standby Equity  Distribution  Agreement,  the Company shall amend the  Registration  Statement,  or file a new  Registration  Statement (on the short form  available  therefore,  if applicable),  or both, so as to cover all of such Registrable  Securities which the Investor has purchased pursuant to the Standby Equity Distribution  Agreement as soon as practicable,  but in any event not later than fifteen (15)
days after the necessity  therefore  arises.  The Company shall use it best efforts to cause such amendment  and/or new Registration  Statement to become effective as soon as practicable  following the filing thereof.  For purposes of the  foregoing  provision,  the  number of  shares  available  under a  Registration  Statement  shall be deemed
"insufficient  to cover all of the  Registrable  Securities"  if at any time the number of  Registrable  Securities issuable  on an  Advance  Notice  Date is  greater  than the  number of shares  available  for  resale  under  such
Registration Statement.

3.       RELATED OBLIGATIONS.

a.       The Company shall keep the Registration  Statement  effective  pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable  Securities  covered by such Registration  Statement
(the "Registration  Period"),  which Registration  Statement  (including any amendments or supplements  thereto and prospectuses  contained  therein)  shall not contain  any untrue  statement  of a material  fact or omit to state a material  fact  required  to be stated  therein,  or  necessary  to make the  statements  therein,  in light of the circumstances in which they were made, not misleading.

b.       The Company  shall  prepare and file with the SEC such  amendments (including  post-effective  amendments)
and  supplements  to a  Registration  Statement  and the  prospectus  used in  connection  with  such  Registration
Statement,  which  prospectus  is to be filed  pursuant  to Rule 424  promulgated  under  the 1933  Act,  as may be necessary to keep such Registration  Statement  effective at all times during the Registration  Period, and, during such  period,  comply  with the  provisions  of the 1933 Act with  respect to the  disposition  of all  Registrable
Securities  of the  Company  covered by such  Registration  Statement  until  such time as all of such  Registrable
Securities  shall have been disposed of in accordance  with the intended  methods of  disposition  by the seller or sellers  thereof as set forth in such  Registration  Statement.  In the case of  amendments  and  supplements  to a
Registration  Statement  which are  required to be filed  pursuant to this  Agreement  (including  pursuant to this
Section 3(b)) by reason of the Company's  filing a report on Form 10-KSB,  Form 10-QSB or Form 8-K or any analogous report  under  the  Securities  Exchange  Act of 1934,  as  amended  (the  "1934  Act"),  the  Company  shall  have incorporated  such  report  by  reference  into the  Registration  Statement,  if  applicable,  or shall  file such amendments  or  supplements  with the SEC on the same day on which the 1934 Act report is filed  which  created the requirement for the Company to amend or supplement the Registration Statement.

c.       The Company  shall  furnish to the Investor  without  charge,  (i) at least one copy of such  Registration
Statement  as declared  effective by the SEC and any  amendment(s)  thereto,  including  financial  statements  and schedules,  all documents  incorporated therein by reference,  all exhibits and each preliminary  prospectus,  (ii)
ten  (10)  copies  of the  final  prospectus  included  in  such  Registration  Statement  and all  amendments  and supplements  thereto (or such other number of copies as such Investor may reasonably  request) and (iii) such other documents as such Investor may reasonably  request from time to time in order to facilitate the  disposition of the
Registrable Securities owned by such Investor.

d.       The Company shall use its best efforts to (i) register and qualify the Registrable  Securities  covered by a  Registration  Statement  under such other  securities  or "blue  sky" laws of such  jurisdictions  in the United
States  as the  Investor  reasonably  requests,  (ii) prepare  and file in  those  jurisdictions,  such  amendments
(including  post-effective  amendments)  and  supplements  to  such  registrations  and  qualifications  as  may be necessary to maintain the effectiveness  thereof during the Registration  Period,  (iii) take such other actions as may be necessary to maintain such  registrations and  qualifications in effect at all times during the Registration
Period,  and (iv) take all other actions  reasonably  necessary or advisable to qualify the Registrable  Securities for sale in such jurisdictions;  provided,  however, that the Company shall not be required in connection therewith or as a condition  thereto to (w) make any change to its articles of  incorporation  or by-laws,  (x) qualify to do business in any  jurisdiction  where it would not otherwise be required to qualify but for this Section  3(d),  (y)
subject itself to general  taxation in any such  jurisdiction,  or (z) file a general consent to service of process in any such  jurisdiction.  The Company  shall  promptly  notify the  Investor of the receipt by the Company of any notification  with  respect to the  suspension  of the  registration  or  qualification  of any of the  Registrable
Securities  for sale under the  securities  or "blue  sky" laws of any  jurisdiction  in the  United  States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e.       As promptly as practicable  after becoming  aware of such event or  development,  the Company shall notify the  Investor  in  writing  of the  happening  of any  event as a result  of which  the  prospectus  included  in a
Registration  Statement,  as then in effect, includes an untrue statement of a material fact or omission to state a material  fact  required  to be  stated  therein  or  necessary  to make the  statements  therein,  in light of the circumstances  under which they were made, not misleading  (provided that in no event shall such notice contain any material,  nonpublic  information),  and promptly prepare a supplement or amendment to such Registration  Statement to correct such untrue  statement or omission,  and deliver ten (10) copies of such supplement or amendment to each
Investor.  The Company shall also promptly  notify the Investor in writing (i) when a prospectus or any  prospectus supplement or  post-effective  amendment has been filed,  and when a Registration  Statement or any  post-effective amendment  has  become  effective  (notification  of such  effectiveness  shall be  delivered  to the  Investor  by facsimile on the same day of such  effectiveness),  (ii) of any request by the SEC for amendments or supplements to a  Registration  Statement or related  prospectus or related  information,  and (iii) of the  Company's  reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f.       The Company  shall use its best efforts to prevent the issuance of any stop order or other  suspension  of effectiveness  of a  Registration  Statement,  or the  suspension of the  qualification  of any of the  Registrable
Securities  for sale in any  jurisdiction  within the United  States of America and, if such an order or suspension is issued,  to obtain the withdrawal of such order or suspension at the earliest  possible moment and to notify the
Investor  of the  issuance  of such  order and the  resolution  thereof  or its  receipt  of  actual  notice of the initiation or threat of any proceeding for such purpose.

g.       At the reasonable request of the Investor,  the Company shall furnish to the Investor,  on the date of the effectiveness  of the  Registration  Statement and  thereafter  from time to time on such dates as the Investor may reasonably request (i) a letter,  dated such date, from the Company's  independent  certified public accountants in form and substance as is customarily  given by independent  certified  public  accountants  to  underwriters  in an underwritten public offering,  and (ii) an opinion,  dated as of such date, of counsel representing the Company for purposes of such  Registration  Statement,  in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

h.       The Company shall make  available for  inspection by (i) the Investor and (ii) one firm of  accountants or other agents retained by the Investor  (collectively,  the "Inspectors") all pertinent financial and other records, and  pertinent  corporate  documents and  properties  of the Company  (collectively,  the  "Records"),  as shall be reasonably  deemed  necessary by each  Inspector,  and cause the  Company's  officers,  directors  and employees to supply all information which any Inspector may reasonably  request;  provided,  however,  that each Inspector shall agree, and the Investor hereby agrees,  to hold in strict  confidence and shall not make any disclosure  (except to an  Investor)  or use of any  Record  or  other  information  which  the  Company  determines  in good  faith to be confidential,  and of which  determination  the  Inspectors  are so  notified,  unless (a) the  disclosure  of such
Records is necessary to avoid or correct a misstatement or omission in any  Registration  Statement or is otherwise required  under the 1933 Act,  (b) the  release  of such  Records is ordered  pursuant  to a final,  non-appealable subpoena  or order from a court or  government  body of  competent  jurisdiction,  or (c) the  information  in such
Records has been made  generally  available  to the public  other than by  disclosure  in  violation of this or any other  agreement of which the Inspector and the Investor has  knowledge.  The Investor  agrees that it shall,  upon learning  that  disclosure  of  such  Records  is  sought  in or by a  court  or  governmental  body  of  competent jurisdiction or through other means,  give prompt notice to the Company and allow the Company,  at its expense,  to undertake  appropriate  action to prevent  disclosure  of, or to obtain a protective  order for, the Records deemed confidential.

i.       The Company shall hold in confidence and not make any  disclosure of  information  concerning the Investor provided to the Company  unless (i)  disclosure  of such  information  is necessary to comply with federal or state securities  laws,  (ii) the  disclosure  of such  information  is necessary to avoid or correct a  misstatement  or omission in any  Registration  Statement,  (iii) the release of such  information is ordered pursuant to a subpoena or other final,  non-appealable  order from a court or governmental  body of competent  jurisdiction,  or (iv) such information  has been made  generally  available  to the  public  other than by  disclosure  in  violation  of this
Agreement  or any other  agreement.  The Company  agrees  that it shall,  upon  learning  that  disclosure  of such information  concerning the Investor is sought in or by a court or governmental  body of competent  jurisdiction or through  other  means,  give prompt  written  notice to the  Investor  and allow the  Investor,  at the  Investor's expense,  to undertake  appropriate  action to prevent  disclosure  of, or to obtain a protective  order for,  such information.

j.       The  Company  shall use its best  efforts  either to cause all the  Registrable  Securities  covered  by a
Registration  Statement  (i) to be listed on each  securities  exchange  on which  securities  of the same class or series  issued by the  Company are then  listed,  if any, if the  listing of such  Registrable  Securities  is then permitted  under the rules of such exchange or to secure the  inclusion  for quotation on the National  Association of Securities  Dealers,  Inc. OTC Bulletin Board for such  Registrable  Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

k.       The  Company  shall  cooperate  with the  Investor  to the extent  applicable,  to  facilitate  the timely preparation  and delivery of  certificates  (not  bearing any  restrictive  legend)  representing  the  Registrable
Securities  to be  offered  pursuant  to a  Registration  Statement  and  enable  such  certificates  to be in such denominations or amounts,  as the case may be, as the Investor may reasonably  request and registered in such names as the Investor may request.

l.       The Company  shall use its best  efforts to cause the  Registrable  Securities  covered by the  applicable
Registration  Statement to be registered  with or approved by such other  governmental  agencies or  authorities as may be necessary to consummate the disposition of such Registrable Securities.

m.       The Company shall make  generally  available to its security  holders as soon as practical,  but not later than ninety (90) days after the close of the period  covered  thereby,  an earnings  statement  (in form  complying with the  provisions of Rule 158 under the 1933 Act) covering a  twelve-month  period  beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

n.       The Company shall  otherwise use its best efforts to comply with all applicable  rules and  regulations of the SEC in connection with any registration hereunder.

o.       Within two (2) business  days after a  Registration  Statement  which  covers  Registrable  Securities  is ordered  effective  by the SEC,  the  Company  shall  deliver,  and shall  cause  legal  counsel for the Company to deliver,  to the transfer agent for such  Registrable  Securities (with copies to the Investor)  confirmation  that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

p.       The Company shall take all other reasonable  actions  necessary to expedite and facilitate  disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

4.       OBLIGATIONS OF THE INVESTOR.

         The  Investor  agrees that,  upon receipt of any notice from the Company of the  happening of any event of the kind  described  in Section  3(f) or the first  sentence of 3(e),  the Investor  will  immediately  discontinue disposition  of  Registrable  Securities  pursuant  to any  Registration  Statement(s)  covering  such  Registrable
Securities  until the Investor's  receipt of the copies of the supplemented or amended  prospectus  contemplated by
Section 3(e) or receipt of notice that no  supplement  or amendment  is required.  Notwithstanding  anything to the contrary,  the Company  shall cause its  transfer  agent to deliver  unlegended  certificates  for shares of Common
Stock to a transferee of the Investor in accordance  with the terms of the Standby  Equity  Distribution  Agreement in  connection  with any sale of  Registrable  Securities  with  respect to which the  Investor  has entered into a contract  for sale prior to the  Investor's  receipt of a notice from the Company of the  happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5.       EXPENSES OF REGISTRATION.

         All expenses incurred in connection with registrations,  filings or qualifications  pursuant to Sections 2 and 3, including,  without  limitation,  all registration,  listing and qualifications  fees,  printers,  legal and accounting fees shall be paid by the Company.

6.       INDEMNIFICATION.

         With  respect  to  Registrable  Securities  which are  included  in a  Registration  Statement  under this
Agreement:

a.       To the fullest extent  permitted by law, the Company will, and hereby does,  indemnify,  hold harmless and defend the Investor, the directors,  officers, partners,  employees,  agents,  representatives of, and each Person, if any,  who  controls  the Investor  within the meaning of the 1933 Act or the 1934 Act (each,  an  "Indemnified
Person"),  against  any  losses,  claims,  damages,  liabilities,  judgments,  fines,  penalties,  charges,  costs, reasonable  attorneys'  fees,  amounts paid in settlement or expenses,  joint or several  (collectively,  "Claims")
incurred in investigating,  preparing or defending any action, claim, suit, inquiry,  proceeding,  investigation or appeal  taken  from the  foregoing  by or before  any court or  governmental,  administrative  or other  regulatory agency,  body or the SEC, whether pending or threatened,  whether or not an indemnified  party is or may be a party thereto  ("Indemnified  Damages"),  to which any of them may become  subject  insofar as such Claims (or actions or proceedings,  whether  commenced or threatened,  in respect thereof) arise out of or are based upon: (i) any untrue statement  or alleged  untrue  statement  of a material  fact in a  Registration  Statement  or any  post-effective amendment  thereto or in any filing made in connection with the  qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable  Securities are offered ("Blue  Sky Filing"),  or the omission or alleged  omission to state a material fact  required to be stated  therein or necessary to make the statements  therein not  misleading;  (ii) any  untrue  statement or alleged  untrue  statement of a material  fact contained in any final  prospectus  (as amended or  supplemented,  if the Company  files any  amendment  thereof or supplement  thereto with the SEC) or the omission or alleged  omission to state therein any material fact necessary to make the statements made therein,  in light of the circumstances  under which the statements  therein were made, not  misleading;  or (iii) any  violation  or alleged  violation  by the Company of the 1933 Act, the 1934 Act, any other law,  including,  without  limitation,  any state  securities  law,  or any rule or  regulation  there  under relating to the offer or sale of the Registrable  Securities  pursuant to a Registration  Statement (the matters in the  foregoing  clauses (i) through  (iii) being,  collectively,  "Violations").  The Company  shall  reimburse the
Investor and each such controlling  person promptly as such expenses are incurred and are due and payable,  for any legal fees or  disbursements  or other  reasonable  expenses  incurred by them in connection with  investigating or defending  any  such  Claim.  Notwithstanding  anything  to the  contrary  contained  herein,  the  indemnification agreement  contained in this Section 6(a): (x) shall not apply to a Claim by an  Indemnified  Person arising out of or based upon a Violation  which occurs in reliance upon and in conformity  with  information  furnished in writing to the  Company  by  such  Indemnified  Person  expressly  for  use  in  connection  with  the  preparation  of the
Registration  Statement or any such  amendment  thereof or  supplement  thereto;  (y) shall not be available to the extent  such Claim is based on a failure of the  Investor  to deliver or to cause to be  delivered  the  prospectus made available by the Company,  if such  prospectus  was timely made  available by the Company  pursuant to Section
3(e);  and (z) shall not apply to amounts paid in  settlement of any Claim if such  settlement is effected  without the prior written consent of the Company,  which consent shall not be unreasonably  withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

b.       In connection with a Registration Statement,  the Investor agrees to indemnify,  hold harmless and defend, to the same extent and in the same manner as is set forth in Section  6(a),  the  Company,  each of its  directors, each of its  officers  who signs the  Registration  Statement  and each  Person,  if any,  who controls the Company within  the  meaning  of the  1933  Act or the  1934  Act  (each an  "Indemnified  Party"),  against  any  Claim or
Indemnified  Damages  to which any of them may  become  subject,  under the 1933  Act,  the 1934 Act or  otherwise, insofar as such Claim or  Indemnified  Damages  arise out of or is based  upon any  Violation,  in each case to the extent,  and only to the  extent,  that such  Violation  occurs in reliance  upon and in  conformity  with  written information  furnished  to the Company by the  Investor  expressly  for use in  connection  with such  Registration
Statement;  and,  subject to Section 6(d),  the Investor  will  reimburse  any legal or other  expenses  reasonably incurred by them in  connection  with  investigating  or  defending  any such Claim;  provided,  however,  that the indemnity  agreement  contained in this Section 6(b) and the agreement  with respect to  contribution  contained in
Section 7 shall not apply to amounts paid in  settlement of any Claim if such  settlement  is effected  without the prior  written  consent of the  Investor,  which consent shall not be  unreasonably  withheld;  provided,  further, however,  that the Investor  shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified
Damages as does not exceed the net  proceeds  to the  Investor  as a result of the sale of  Registrable  Securities pursuant to such  Registration  Statement.  Such indemnity shall remain in full force and effect  regardless of any investigation  made by or on behalf of such Indemnified Party.  Notwithstanding  anything to the contrary contained herein,  the  indemnification  agreement  contained in this Section 6(b) with respect to any  prospectus  shall not inure to the benefit of any  Indemnified  Party if the untrue  statement or omission of material fact  contained in the  prospectus  was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

c.       Promptly  after receipt by an Indemnified  Person or  Indemnified  Party under this Section 6 of notice of the commencement of any action or proceeding  (including any governmental action or proceeding)  involving a Claim, such  Indemnified  Person or  Indemnified  Party  shall,  if a Claim in respect  thereof is to be made  against any indemnifying  party under this Section 6, deliver to the  indemnifying  party a written notice of the  commencement thereof,  and the  indemnifying  party shall have the right to participate in, and, to the extent the  indemnifying party so desires,  jointly with any other indemnifying  party similarly  noticed,  to assume control of the defense thereof  with  counsel  mutually  satisfactory  to  the  indemnifying  party  and  the  Indemnified  Person  or the
Indemnified  Party, as the case may be; provided,  however,  that an Indemnified  Person or Indemnified Party shall have the  right to  retain  its own  counsel  with the fees and  expenses  of not more  than one  counsel  for such
Indemnified  Person or Indemnified  Party to be paid by the indemnifying  party,  if, in the reasonable  opinion of counsel  retained by the  indemnifying  party,  the  representation  by such counsel of the  Indemnified  Person or
Indemnified  Party  and the  indemnifying  party  would be  inappropriate  due to  actual  or  potential  differing interests  between such Indemnified  Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified  Person shall cooperate fully with the indemnifying party in connection  with any  negotiation  or  defense  of any such  action  or claim by the  indemnifying  party and shall furnish to the  indemnifying  party all information  reasonably  available to the Indemnified  Party or Indemnified
Person  which  relates  to such  action or claim.  The  indemnifying  party  shall  keep the  Indemnified  Party or
Indemnified  Person  fully  apprised  at all times as to the status of the defense or any  settlement  negotiations with  respect  thereto.  No  indemnifying  party  shall  be  liable  for any  settlement  of any  action,  claim or proceeding  effected without its prior written consent,  provided,  however,  that the indemnifying party shall not unreasonably  withhold,  delay or condition its consent.  No  indemnifying  party shall,  without the prior written consent  of the  Indemnified  Party or  Indemnified  Person,  consent  to entry of any  judgment  or enter into any settlement or other compromise  which does not include as an unconditional  term thereof the giving by the claimant or plaintiff to such  Indemnified  Party or  Indemnified  Person of a release from all liability in respect to such claim or  litigation.  Following  indemnification  as  provided  for  hereunder,  the  indemnifying  party shall be subrogated to all rights of the Indemnified  Party or Indemnified  Person with respect to all third parties,  firms or  corporations  relating to the matter for which  indemnification  has been made. The failure to deliver  written notice to the  indemnifying  party  within a  reasonable  time of the  commencement  of any such  action  shall not relieve  such  indemnifying  party of any  liability  to the  Indemnified  Person or  Indemnified  Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.       The  indemnification  required by this Section 6 shall be made by periodic  payments of the amount thereof during the course of the  investigation  or  defense,  as and when bills are  received or  Indemnified  Damages are incurred.

e.       The  indemnity  agreements  contained  herein  shall be in  addition to (i) any cause of action or similar right of the  Indemnified  Party or  Indemnified  Person  against the  indemnifying  party or others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.       CONTRIBUTION.

         To the  extent  any  indemnification  by an  indemnifying  party is  prohibited  or  limited  by law,  the indemnifying  party  agrees  to make the  maximum  contribution  with  respect  to any  amounts  for which it would otherwise  be liable under  Section 6 to the fullest  extent  permitted by law;  provided,  however,  that:  (i) no seller of Registrable  Securities  guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to  contribution  from any seller of  Registrable  Securities who was not guilty of fraudulent  misrepresentation;  and (ii)  contribution by any seller of Registrable  Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.       REPORTS UNDER THE 1934 ACT.

         With a view to making  available to the Investor the benefits of Rule 144  promulgated  under the 1933 Act or any similar rule or regulation  of the SEC that may at any time permit the  Investors to sell  securities of the
Company to the public without registration ("Rule 144") the Company agrees to:

a.       make and keep public information available, as those terms are understood and defined in Rule 144;

b.       file with the SEC in a timely  manner all reports and other  documents  required of the Company  under the
1933 Act and the 1934 Act so long as the Company remains  subject to such  requirements  (it being  understood that nothing  herein  shall  limit the  Company's  obligations  under  Section 6.3 of the  Standby  Equity  Distribution
Agreement)  and the filing of such reports and other  documents is required for the  applicable  provisions of Rule
144; and

c.       furnish to the Investor so long as the Investor owns Registrable  Securities,  promptly upon request,  (i)
a written  statement by the Company that it has complied with the reporting  requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent  annual or quarterly  report of the Company and such other reports and documents so filed by the Company,  and (iii) such other  information as may be reasonably  requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9.       AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this  Agreement may be amended and the observance  thereof may be waived  (either  generally or in a particular  instance and either  retroactively or  prospectively),  only by a written agreement between the
Company and the  Investor.  Any  amendment or waiver  effected in  accordance  with this Section 9 shall be binding upon the  Investor  and the Company.  No  consideration  shall be offered or paid to any Person to amend or consent to a waiver or  modification  of any  provision  of any of this  Agreement  unless the same  consideration  also is offered to all of the parties to this Agreement.

10.      MISCELLANEOUS.

a.       A Person is deemed to be a holder of  Registrable  Securities  whenever  such  Person owns or is deemed to own  of  record  such  Registrable  Securities.  If the  Company  receives  conflicting  instructions,  notices  or elections  from two or more Persons with respect to the same  Registrable  Securities,  the Company  shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.       Any notices,  consents,  waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been  delivered:  (i) upon receipt,  when delivered personally;  (ii) upon receipt,  when sent by facsimile  (provided  confirmation of transmission is mechanically or electronically  generated  and kept on file by the sending  party);  or (iii) one business day after deposit with a nationally  recognized  overnight  delivery  service,  in each case properly  addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                    Americana Publishing, Inc.
                                          303 San Mateo NE - Suite 104A
                                          Albuquerque, NM 87108
                                          Attention:        George Lovato, Jr.
                                          Telephone:        (505) 265-6121
                                          Facsimile:        (505) 265-0632

With a copy to:                           Kirkpatrick & Lockhart LLP
                                          201 South Biscayne Boulevard - Suite 2000
                                          Miami, FL  33131-2399
                                          Attention:        Clayton E. Parker, Esq.
                                          Telephone:        (305) 539-3300
                                          Facsimile:        (305) 358-7095

If to the Investor, to:                   Cornell Capital Partners, LP
                                          101 Hudson Street - Suite 3700
                                          Jersey City, New Jersey 07302
                                          Attention:        Mark Angelo
                                                            Portfolio Manager
                                          Telephone:        (201) 985-8300
                                          Facsimile:        (201) 985-8266

With a copy to:                           Cornell Capital Partners, LP
                                          101 Hudson Street - Suite 3700
                                          Jersey City, NJ 07302
                                          Attention:        Troy Rillo, Esq.
                                          Telephone:        (201) 985-8300
                                          Facsimile:        (201) 985-8266

Any party may change its address by providing  written  notice to the other parties hereto at least five days prior to the  effectiveness  of such change.  Written  confirmation of receipt (A) given by the recipient of such notice, consent,  waiver or other  communication,  (B) mechanically or electronically  generated by the sender's  facsimile machine containing the time, date,  recipient  facsimile number and an image of the first page of such transmission or (C)  provided by a courier or  overnight  courier  service  shall be  rebuttable  evidence of personal  service, receipt by facsimile or receipt from a nationally  recognized  overnight delivery service in accordance with clause
(i), (ii) or (iii) above, respectively.

c.       Failure of any party to exercise any right or remedy  under this  Agreement  or  otherwise,  or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.       The corporate laws of the State of New Jersey shall govern all issues  concerning  the relative  rights of the  Company  and the  Investor.  All other  questions  concerning  the  construction,  validity,  enforcement  and interpretation  of this  Agreement  shall be governed  by the  internal  laws of the State of New  Jersey,  without giving  effect to any choice of law or conflict  of law  provision  or rule  (whether of the State of New Jersey or any other  jurisdiction)  that would cause the application of the laws of any jurisdiction  other than the State of
New Jersey.  Each party hereby  irrevocably  submits to the  non-exclusive  jurisdiction  of the Superior Courts of the State of New Jersey,  sitting in Hudson County,  New Jersey and the Federal  District Court for the District of
New Jersey sitting in Newark, New Jersey,  for the adjudication of any dispute hereunder or in connection  herewith or with any transaction  contemplated  hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit,  action or proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court,  that such suit,  action or  proceeding is brought in an  inconvenient  forum or that the venue of such suit,  action or proceeding  is improper.  Each party hereby  irrevocably  waives  personal  service of process and consents to process  being served in any such suit,  action or  proceeding  by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall  constitute  good and sufficient  service of process and notice  thereof.  Nothing  contained  herein shall be deemed to limit in any way any right to serve  process in any manner  permitted by law. If any  provision of this  Agreement  shall be invalid or  unenforceable  in any  jurisdiction,  such  invalidity  or  unenforceability  shall not affect the  validity or enforceability  of the remainder of this Agreement in that  jurisdiction or the validity or  enforceability  of any provision  of this  Agreement in any other  jurisdiction.  EACH PARTY  HEREBY  IRREVOCABLY  WAIVES ANY RIGHT IT MAY
HAVE,  AND AGREES NOT TO REQUEST,  A JURY TRIAL FOR THE  ADJUDICATION  OF ANY DISPUTE  HEREUNDER  OR IN  CONNECTION
HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.       This Agreement,  the Standby Equity Distribution Agreement,  the Escrow Agreement, and the Placement Agent
Agreement  constitute the entire  agreement  among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions,  promises,  warranties or undertakings,  other than those set forth or referred to herein and therein. This Agreement,  the Standby Equity Distribution  Agreement,  the Escrow Agreement,  and the
Placement Agent Agreement  supersede all prior agreements and understandings  among the parties hereto with respect to the subject matter hereof and thereof.

f.       This Agreement  shall inure to the benefit of and be binding upon the permitted  successors and assigns of each of the parties hereto.

g.       The headings in this  Agreement  are for  convenience  of reference  only and shall not limit or otherwise affect the meaning hereof.

h.       This  Agreement may be executed in identical  counterparts,  each of which shall be deemed an original but all of which shall  constitute  one and the same  agreement.  This  Agreement,  once  executed  by a party,  may be delivered to the other party hereto by facsimile  transmission  of a copy of this  Agreement  bearing the signature of the party so delivering this Agreement.

i.       Each party shall do and  perform,  or cause to be done and  performed,  all such  further acts and things, and shall execute and deliver all such other  agreements,  certificates,  instruments  and documents,  as the other party may  reasonably  request in order to carry out the intent and  accomplish  the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.       The language  used in this  Agreement  will be deemed to be the language  chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k.       This  Agreement  is  intended  for the  benefit  of the  parties  hereto  and their  respective  permitted successors  and  assigns,  and is not for the benefit of, nor may any  provision  hereof be enforced  by, any other
Person.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF,  the parties have caused this Registration  Rights Agreement to be duly executed as of day and year first above written.

                                                        COMPANY:
                                                        AMERICANA PUBLISHING, INC.

                                                        By:
                                                        Name:    George Lovato, Jr.
                                                        Title:   CEO

                                                        INVESTOR:
                                                        CORNELL CAPITAL PARTNERS, LP

                                                        By:      Yorkville Advisors, LLC
                                                        Its:     General Partner

                                                        By:
                                                        Name:    Mark Angelo
                                                        Title:   Portfolio Manager

                                                         1

                                                                                                          EXHIBIT A
                                          FORM OF NOTICE OF EFFECTIVENESS
                                             OF REGISTRATION STATEMENT

Attention:

                  Re:      AMERICANA PUBLISHING, INC.

Ladies and Gentlemen:

         We are  counsel  to  Americana  Publishing,  Inc.,  a  Colorado  corporation  (the  "Company"),  and  have represented  the Company in connection  with that certain  Standby  Equity  Distribution  Agreement (the  "Standby
Equity  Distribution  Agreement")  entered into by and between the Company and Cornell  Capital  Partners,  LP (the
"Investor")  pursuant to which the Company  issued to the Investor  shares of its Common Stock,  par value US$_____
per share (the  "Common  Stock").  Pursuant to the Standby  Equity  Distribution  Agreement,  the Company  also has entered into a Registration  Rights Agreement with the Investor (the "Registration  Rights Agreement")  pursuant to which the  Company  agreed,  among  other  things,  to  register  the  Registrable  Securities  (as  defined in the
Registration  Rights  Agreement)  under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's  obligations  under the  Registration  Rights  Agreement,  on ____________  ____, the Company filed a
Registration  Statement on Form ________  (File No.  333-_____________)  (the  "Registration  Statement")  with the
Securities and Exchange  Commission (the "SEC") relating to the Registrable  Securities which names the Investor as a selling stockholder thereunder.

         In  connection  with the  foregoing,  we advise  you that a member of the SEC's  staff has  advised  us by telephone that the SEC has entered an order declaring the  Registration  Statement  effective under the 1933 Act at
[ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS]  and we have no knowledge,  after telephonic inquiry of a member of the SEC's  staff,  that any stop order  suspending  its  effectiveness  has been  issued or that any proceedings  for that purpose are pending  before,  or threatened  by, the SEC and the  Registrable  Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                     Very truly yours,

                                                     By:

cc:      Cornell Capital Partners, LP